                                                                   EXHIBIT 10.87

--------------------------------------------------------------------------------


                         REGISTRATION RIGHTS AGREEMENT


                                     among


                            POLYPHASE CORPORATION,


                     MERRILL LYNCH WORLD INCOME FUND, INC.


                                      and


                     MERRILL LYNCH CONVERTIBLE FUND, INC.




                   ----------------------------------------


                          Dated as of April 24, 1998


                   ________________________________________




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

                               TABLE OF CONTENTS



1.   Background........................................................  1

2.   Registration Under Securities Act, etc............................  1
     2.1  Registration on Request......................................  1
     2.2  Incidental Registration......................................  4
     2.3  Registration Procedures......................................  5
     2.4  Underwritten Offerings.......................................  9
     2.5  Preparation; Reasonable Investigation........................ 10
     2.6  Indemnification.............................................. 10

3.   Definitions....................................................... 13

4.   Rule 144 and Rule 144A............................................ 15

5.   Amendments and Waivers............................................ 15

6.   Nominees for Beneficial Owners.................................... 15

7.   Notices........................................................... 16

8.   Assignment........................................................ 16

9.   Calculation of Percentage Interests of Registrable Securities..... 16

10.  No Inconsistent Agreements........................................ 17

11.  Remedies.......................................................... 17

12.  Severability...................................................... 17

13.  Entire Agreement.................................................. 17

14.  Descriptive Headings.............................................. 17

15.  Governing Law..................................................... 17

16.  Counterparts...................................................... 17

     REGISTRATION RIGHTS AGREEMENT, dated as of April 24, 1998, by and among POLYPHASE CORPORATION, a Nevada corporation (the "Company"), MERRILL LYNCH WORLD INCOME FUND, INC., a Maryland corporation, and MERRILL LYNCH CONVERTIBLE FUND, INC., a Maryland corporation (together, the "Holders").

     1.   Background.
          ----------

          (a) Pursuant to an Indenture, dated as of July 5, 1994 between the Company and IBJ Schroder Bank & Trust Company, as trustee (the "Indenture") and a Supplemental Indenture to the Indenture (the "Supplemental Indenture"), dated as of December 5, 1997 (the Indenture and the Supplemental Indenture shall be collectively referred to herein as the "Indenture"), the Company has agreed to issue to the Holders warrants to purchase 210,000 shares of its common stock, par value $0.01 (the "Common Stock") at an exercise price of $.01 per share and warrants to purchase an additional 210,000 shares (including additional shares of Common Stock that may be issued pursuant to adjustments to the terms of the conversion of the Warrants) of the Company"s Common Stock at an exercise price of $1.125 per share (all 420,000 warrants shall be collectively referred to herein as the "Warrants"). Capitalized terms used herein but not otherwise defined shall have the meaning given therein Section 3.
                                             ---------

          (b) As an inducement to the Holders to enter into the Indenture and in satisfaction of a condition to the obligations of the Company under the Indenture, the Company has agreed to register the Warrants and the shares of Common Stock issuable upon exercise of the Warrants upon the terms and subject to the conditions contained herein.

     2.   Registration Under Securities Act, etc.
          --------------------------------------

          2.1  Registration on Request.
               -----------------------

          (a) Request.  At any time, or from time to time, upon written request
              -------
of one or more holders (the "Initiating Holders") of Registerable Securities representing not less than 50% of the Registrable Securities that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities, the Company promptly will give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company will use its best efforts to effect, at the earliest possible date, the registration under the Securities Act, including by means of a shelf registration on Form S-3 (or any successor form) pursuant to Rule 415 under the Securities Act if so requested in such request (but only if the Company is then eligible to use such a shelf registration and if Form S-3 (or such successor form) is then available to the Company, the Company hereby agreeing to use its best efforts to become and remain eligible to use Form S-3 (or such successor form)) or any other form of registration statement pursuant to such Rule, of

               (i) the Registrable Securities that the Company has been so requested to register by such Initiating Holders, and

               (ii) all other Registrable Securities that the Company has been requested to register by the holders thereof (such holders together with the Initiating Holders hereinafter are referred to as the "Selling Holders") by written request given to the Company within 30 days after the giving of such written notice by the Company, all to the extent requisite to permit the disposition of the Registrable Securities (in accordance with the methods of disposition thereof intended by the Selling Holders) so to be registered.

          (b) Registration of Other Securities.  Whenever the Company shall
              --------------------------------
effect a registration pursuant to this SECTION 2.1 in connection with an
                                       -----------
underwritten offering by one or more holders of Registrable Securities, no securities other than Registrable Securities shall be included among the securities covered by such registration unless (a) the managing underwriter of such offering shall have advised each Selling Holder of Registrable Securities to be covered by such registration in writing that the inclusion of such other securities would not adversely affect such offering or (b) the Selling Holders of not less than 50% of all Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of such other securities.

          (c) Registration Statement Form.  Registrations under this SECTION 2.1
              ---------------------------                            -----------
shall be on such appropriate registration form of the Commission (i) as shall be reasonably selected by the Company and as shall be reasonably acceptable to the holders of more than 50% of the Registrable Securities so to be registered and
(ii) as shall permit the disposition of such Registrable Securities in accordance with the method or methods of disposition intended by such holders. The Company agrees to include in any such registration statement all information that holders of Registrable Securities being registered shall reasonably request.

          (d) Effective Registration Statement.  A registration requested
              --------------------------------
pursuant to this SECTION 2.1 shall not be deemed to have been effected (i)
                 -----------
unless a registration statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, that except with respect to any registration statement on Form S-3 (or
--------
any successor or similar form) or any other form of registration statement filed pursuant to Rule 415 under the Securities Act, such period need not exceed 120 days (which period shall be increased by the cumulative duration of all Blackout Periods), (ii) with respect to any Selling Holder, if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to such Selling Holder, or (iii) with respect to any Selling Holder, if the conditions to closing specified in the purchase agreement or underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of such Selling Holder.

          (e) Selection of Underwriters.  The underwriter or underwriters of
              -------------------------
each underwritten offering of the Registrable Securities by one or more holders of Registrable Securities in connection with a registration requested pursuant to this SECTION 2.1 shall be reasonably selected by the Company and shall be
        -----------
reasonably acceptable to the Selling Holders of at least 50% of the Registrable Securities to be included in such registration.

          (f) Priority in Requested Registration.  If the managing underwriter
              ----------------------------------
of any underwritten offering pursuant to this SECTION 2.1 shall advise the
                                              -----------
Company in writing (and the Company shall so notify, in writing accompanied by a copy of such advice, each Selling Holder of Registrable Securities requesting registration of such advice) that, in its opinion, the number or principal amount of securities requested to be included in such registration exceeds the number or principal amount that can be sold in such offering within a price range acceptable to the Selling Holders of more than 50% of the Registrable Securities requested to be included in such registration, the Company, except as provided in the following sentence, will include in such registration, to the extent of the number or principal amount and type that the Company is so advised can be sold in such offering, Registrable Securities requested to be included in such registration, pro rata among the Selling Holders requesting such registration on the basis of the estimated gross proceeds from the sale thereof. In connection with any registration as to which the provisions of the preceding sentence of this clause (f) apply, no securities other than Registrable Securities shall be covered by such registration. If the total number of Registrable Securities requested to be included as provided in such registration cannot be included as provided in the next preceding sentence, holders of Registrable Securities requesting registration thereof pursuant to this SECTION
                                                                        -------
2.1, representing not less than 15% of the Registrable Securities with respect
---
to which registration has been requested and constituting not less than 50% of the Initiating Holders, shall have the right to withdraw the request for registration by giving written notice to the Company within 20 days after receipt of such notice from the Company and, in the event of such withdrawal, such requested registration shall not be counted for purposes of the requested registrations to which holders of Registrable Securities are entitled pursuant to this SECTION 2.1.
        -----------

          (g) Limitations on Registration on Request.  The Company will not be
              --------------------------------------
required to (i) effect, in the aggregate, more than two registrations pursuant to this SECTION 2.1, or (ii) effect a registration pursuant to this SECTION 2.1
        -----------                                                 -----------
within the twelve-month period occurring immediately subsequent to the effectiveness (within the meaning of SECTION 2.1(D)) of a registration statement
                                     --------------
filed pursuant to this SECTION 2.1.
                       -----------

          (h) Limitations, Conditions and Qualifications to Obligations Under
              ---------------------------------------------------------------
Registration Covenants.  If, prior to the effectiveness of any registration
----------------------
statement otherwise required to be prepared and filed by the Company pursuant to this SECTION 2.1, the Board of Directors of the Company determines in good faith
     -----------
either (i) that the sale of the Registrable Securities pursuant to such registration statement would require disclosure of material non-public information, the disclosure of which would have a material adverse effect on the Company (an "Information Blackout") or (ii) that the Company is required, pursuant to the Exchange Act, to prepare financial statements in connection with a material acquisition or other event (a "Financial Statement Blackout"), and in either such case shall furnish to each holder of Registrable Securities a certificate regarding such determination, then the Company's obligation to effect such registration hereunder shall be deferred for a period not to extend beyond the earliest of (x) the date upon which such material information is disclosed to the public or ceases to be material, in the case of an Information Blackout, or the date on which the preparation of such financial statements is complete, in the case of a Financial Statement Blackout, (y) 90 days after the Company's Board of Directors makes such good faith determination and (z) the date on which the Company files or is required to file (whichever first occurs) with the Commission its next periodic report on Form 10-K or Form 10-Q (or any successor form) under the Exchange Act, in the case of an Information Blackout, or the first date on which the Company is required to file with the Commission a report on Form
10-K, Form 10-Q or Form 8-K under the Exchange Act that includes such financial statements, in the case of a Financial Statement Blackout (a "Blackout Period"); provided, that if any such registration statement is effective, the Company may, upon written notice of an Information Blackout or a Financial Statement Blackout, as the case may be, to each holder of Registrable Securities, suspend sales of Registrable Securities pursuant to such registration statement for the Blackout Period; provided, further, that the cumulative duration of all Blackout Periods shall not in any event exceed 90 days during any twelve-month period. If the Company shall postpone the filing of a registration statement pursuant to the preceding provisions of this paragraph, holders of Registrable Securities with respect to which registration has been requested and constituting not less than 15% of the Registrable Securities with respect to which registration has been requested and constituting not less than 50% of the Initiating Holders, shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement and, in the event of such withdrawal, such requested registration shall not be counted for purposes of the requested registrations to which holders of Registrable Securities are entitled pursuant to this SECTION 2.1.
                                                     -----------

          (i) Expenses.  The Company will pay all Registration Expenses in
              --------
connection with the registrations requested pursuant to this SECTION 2.1.
                                                             -----------

          2.2  Incidental Registration.
               -----------------------

          (a) Right to Include Registrable Securities.  If the Company at any
              ---------------------------------------
time proposes to register any of its securities under the Securities Act by registration on Forms S-1, S-2 or S-3 or any successor or similar form(s) (except registrations on such Forms or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger or consolidation, or solely with respect to any securities to be exchanged for partnership interests and except for registrations pursuant to SECTION 2.1), whether or not for sale for its own
                          ------------
account, it will each such time give prompt written notice to all registered holders of Registerable Securities of its intention to do so and of such holders' rights under this SECTION 2.2. Upon the written request of any such
                           -----------
holder (each, a "Requesting Holder") made as promptly as practicable and in any event within 30 days after the receipt of any such notice (20 days if the Company states in such written notice or gives telephonic notice to all registered holders of Registrable Securities, with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date) (which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Requesting Holders thereof to the extent requisite to permit the disposition thereof in accordance with the method or methods of disposition intended by such holders; provided,
                                                                    --------
however, that if, at any time after giving written notice of its intention to
-------
register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to cause such registration to be effected as a registration under SECTION 2.1,
                                                                  -----------
and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this
SECTION 2.2 shall relieve the Company of its obligation to effect any
-----------
registration upon request under SECTION 2.1.
                                -----------

          (b) Priority in Incidental Registrations.  If (i) a registration
              ------------------------------------
pursuant to this SECTION 2.2 involves an underwritten offering of the securities
                 -----------
so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (ii) the Registrable Securities requested to be registered in such registration pursuant to SECTION 2.2(A) for sale for the account of
                                 --------------
holders of Registrable Securities are not also to be included in such underwritten offering (because the Company has not been requested so to include such Registrable Securities pursuant to SECTION 2.4(B)) and (iii) the managing
                                        --------------
underwriter of such underwritten offering shall inform the Company by letter of its opinion that the number or principal amount or type of Registrable Securities requested to be included in such registration exceeds the number or principal amount or type that can be sold in (or during the time of) such offering, and the Company has so advised the Requesting Holders in writing with a copy of such opinion, then the Company will include in such registration, to the extent of the number or principal amount and type that the Company is so advised can be sold in (or during the time of) such offering, the securities proposed by the Company to be sold for its own account and such Registrable Securities requested to be included in such registration pursuant to this
SECTION 2.2, pro rata among the Company and each of the Requesting Holders on
-----------
the basis of the estimated gross proceeds from the sale thereof.

          (c) Expenses.  The Company will pay all Registration Expenses in
              --------
connection with any registration effected pursuant to this SECTION 2.2.
                                                           -----------

          2.3  Registration Procedures. If and whenever the Company is required
               ------------------------
to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in SECTIONS 2.1 and 2.2, the Company will,
                                        ------------     ---
as expeditiously as possible:

               (i) prepare and (as soon as possible but in any event no later than 60 days after the end of the period within which requests for registration may be given to the Company pursuant to SECTION 2.1(A) or
                                                          --------------
     2.2(A), as applicable) file with the Commission the requisite registration
     ------
     statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective; provided,
                                                               --------
     however, that the Company may discontinue any registration of its
     -------
     securities that are not Registrable Securities (and, under the circumstances specified in SECTION 2.2(A), its securities that are
                                --------------
     Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

               (ii) prepare and file with the Commission such amendments, supplements and post-effective amendments to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of Registrable

     Securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, that except with respect to any such registration statement on
     --------
     Form S-3 (or any successor or similar form) or any other form of registration statement filed pursuant to Rule 415 under the Securities Act, such period need not exceed 120 days (which period shall be increased by the cumulative duration of all Blackout Periods); provided further, that
                                                       -------- -------
     the Company shall (y) use its best efforts to keep any such registration statement on Form S-3 or such other form continuously effective for a period of at least three years (which period shall be increased by the cumulative duration of all Blackout Periods) after the effective date of such registration statement (or such shorter period terminating on the date when all Registrable Securities have been disposed of) and (z) prepare and file with the Commission, within 30 days following receipt by the Company from any holder of Registrable Securities of written notice that such holder wishes to include in such registration any Registrable Securities or additional Registrable Securities, such amendments, supplements and post-effective amendments to such registration statement and the related prospectus as is necessary to effect the registration under the Securities Act of such Registrable Securities and to permit the disposition thereof in accordance with the method of disposition intended by such holder;

               (iii) furnish to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement and of each such amendment, supplement and post-effective amendment thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

               (iv) use its best efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such states, possessions and territories of the United States of America where an exemption is not available and as each seller of Registrable Securities covered by such registration statement shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action that may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities to be sold by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not be but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

               (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal, state or local governmental agencies or authorities as may be necessary in the opinion of counsel to the Company, to the seller or sellers of Registrable Securities or to the underwriters to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the method or methods of disposition intended by such seller or sellers;

               (vi) furnish to each seller of Registrable Securities, and each such seller's underwriters, if any, a signed counterpart of

                    (x) an opinion of counsel for the Company (which counsel
               shall be reasonably satisfactory to the holders of at least 50% of the Registrable Securities covered by such registration statement), dated the effective date of such registration statement and, if applicable, the date of the closing under the underwriting agreement, reasonably satisfactory in form and substance to such seller, and

                    (y) a "comfort" letter, dated the effective date of such
               registration statement and, if applicable, the date of the closing under the underwriting agreement, signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' comfort letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as the sellers of the Registrable Securities covered by such registration statement, or the underwriters, if any, may reasonably request;

               (vii) promptly notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

               (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and furnish to each such seller of Registrable Securities at least five business days prior to the filing thereof a copy of any amendment, supplement or post-effective amendment to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment, supplement or post-effective amendment does not comply in all material respects with the requirements of the Securities Act;

               (ix) provide and cause to be maintained a transfer agent and registrar (which, in the case of the Warrants, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

               (x) use its best efforts to list all Registrable Securities covered by such registration statement on any national securities exchange or national market system on which Registrable Securities of the same class and, if applicable, series, covered by such registration statement are then listed or, if such securities are not so listed, on the principal national securities exchange or national market system on which the Common Stock is then listed;

               (xi) enter into such agreements and take such other actions as any seller of Registrable Securities covered by such registration statement or any underwriter shall reasonably request in order to effect, expedite or facilitate the disposition of such Registrable Securities in accordance with the method or methods of distribution intended by the Selling Holders thereof;

               (xii) not later than the effective date of such registration statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent or trustee with printed certificates for the Registrable Securities that are in a form eligible for deposit with the Depositary Trust Company;

               (xiii) in the event of the issuance of any stop order suspending the effectiveness of such registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities for sale in any jurisdiction, promptly notify each holder of Registrable Securities in writing of such occurrence and use its best efforts promptly to obtain the withdrawal of such order; and

               (xiv) promptly notify each seller of Registrable Securities covered by such registration statement (i) when such registration statement or any post-effective amendment thereto has become effective under the Securities Act and each applicable state law and (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a registration statement or the related prospectus or for additional information.

     Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of any kind described in subdivision (vii) of this
SECTION 2.3, such holder will forthwith discontinue such holder's disposition of
-----------
Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this
SECTION 2.3 and, if so directed by the Company, will deliver to the
-----------

Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

          2.4  Underwritten Offerings.
               ----------------------

          (a) Requested Underwritten Offerings.  If requested by the
              --------------------------------
underwriters for any underwritten offerings by holders of Registrable Securities pursuant to a registration requested under SECTION 2.1, the Company will enter
                                           -----------
into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to each such holder and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in SECTION 2.6. Such holders of Registrable Securities to be
                   -----------
sold by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution or any other representations required by applicable law.

          (b) Incidental Underwritten Offerings.  If the Company at any time
              ---------------------------------
proposes to register any of its securities under the Securities Act as contemplated by SECTION 2.2 and such securities are to be distributed by or
                -----------
through one or more underwriters, the Company will, if requested by any Requesting Holder of Registrable Securities, use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Requesting Holder among the securities of the Company to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such Requesting Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Requesting Holder, such Requesting Holder's Registrable Securities and such Requesting Holder's intended method of distribution or any other representations required by applicable law.

          2.5  Preparation; Reasonable Investigation. In connection with the
               -------------------------------------
preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will (i) give the holders of Registrable Securities registered or to be registered under such registration statement, their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment, supplement or post-effective amendment thereto, (ii) prior to the filing of any document that is to be incorporated by reference into any such registration statement or prospectus (after initial filing of the registration statement), promptly provide copies of such document to the holders of Registrable Securities covered by such registration statement and to the managing underwriters, if any, (iii) make the Company's representatives available for discussion of any such document referred to in the preceding clauses (i) or (ii) and make such changes in such document (other than any exhibits thereto) prior to the filing thereof as such selling holders or underwriters may reasonably request and (iv) give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          2.6  Indemnification.
               ---------------

          (a) Indemnification by the Company.  The Company will, and hereby
              ------------------------------
does, indemnify and hold harmless, in the case of any registration statement filed pursuant to SECTION 2.1 or 2.2, each seller of any Registrable Securities
                  -----------    ---
covered by such registration statement and each other Person who participates as an underwriter in the offering or sale of securities of the Company covered by such registration statement and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, and their respective directors, officers and partners, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person or any such director, officer or partner may become subject under the Securities Act or otherwise, including, without limitation, the fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment, supplement or post-effective amendment thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such seller, underwriter and controlling person and each such director, officer and partner for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company
                                                   --------
shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment, supplement or post-effective amendment in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such seller or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; and provided, further, that the Company
                                        --------  -------
shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such seller, underwriter or controlling Person or any such director, officer or partner and shall survive the transfer of such securities by such seller.

          (b) Indemnification by the Sellers.  As a condition to including any
              ------------------------------
Registrable Securities in any registration statement, the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this SECTION 2.6) the
                                                           -----------
Company, and each director of the Company, each officer of the Company and each other Person, if any, who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of such indemnifying party
            --------  -------
under this SECTION 2.6(B) shall be limited to the amount of proceeds received by
           --------------
such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.

          (c) Notices of Claims, etc.  Promptly after receipt by an indemnified
              ----------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this SECTION 2.6, such
                                                        -----------
indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to
             --------  -------
give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this SECTION 2.6, except to the
                                                     -----------
extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in the reasonable judgment of any indemnified party, a conflict of interest may exist between such Person and the indemnifying party with respect to such claim, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person if such Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party. An indemnifying party that is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or that requires action other than the payment of money by the indemnifying party.

          (d) Contribution.  If the indemnification provided for in this SECTION
              ------------                                               -------
2.6 shall for any reason be held by a court to be unavailable to an indemnified
---
party under subparagraph (a) or (b) hereof in respect of any loss, claim, damage or liability, or any action or proceeding in respect thereof, then, in lieu of the amount paid or payable under subparagraph (a) or (b) hereof, the indemnified party and the indemnifying party under subparagraph (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same), (i) in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party that resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the indemnified party and the indemnifying party from the offering of the securities covered by such registration statement. Notwithstanding the provisions of this SECTION 2.6(D), no seller of Registrable Securities shall be
                   --------------
required to contribute any amount in excess of the amount by which the proceeds received by such Person in the offering giving rise to such indemnification exceeds the amount which such Person has otherwise been required to pay in respect of such losses, claims, damages or liabilities. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this subparagraph (d) are several and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

          (e) Other Indemnification.  Indemnification and contribution similar
              ---------------------
to that specified in the preceding subdivisions of this SECTION 2.6 (with
                                                        -----------
appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

          (f) Indemnification Payments.  The indemnification and contribution
              ------------------------
required by this SECTION 2.6 shall be made by periodic payments of the amount
                 -----------
thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     3.  Definitions. As used herein, unless the context otherwise requires, the
         -----------
following terms have the following respective meanings:

     "Blackout Period" is defined in SECTION 2.1.
      ---------------                -----------

     "Commission" means the Securities and Exchange Commission or any other
      ----------
federal agency at the time administering the Securities Act.

     "Warrant Shares" means the shares of Common Stock issued or issuable upon
      --------------
the exercise of the Warrants and any other additional securities that may be issued pursuant to adjustments to the terms of the exercise of the Warrants.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or
      ------------
any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to the comparable section, if any, of any such similar federal statute.

     "Initiating Holder" is defined in SECTION 2.1.
      -----------------                -----------

     "Person" means any individual, corporation, partnership, trust, estate,
      ------
incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Registrable Securities" means the Warrant Shares and all Related
      ----------------------
Registrable Securities. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold to the public as permitted by Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent distribution of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force or (d) they shall have ceased to be outstanding. All references to percentages of Registrable Securities shall be calculated pursuant to SECTION 9.
            ---------

     "Registration Expenses" means all expenses incident to the Company's
      ---------------------
performance of or compliance with SECTION 2, including, without limitation, all
                                  ---------
registration, filing, NASD, listing and rating agency fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audit or "cold comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions with respect to the Registrable Securities); provided that, with respect to an underwritten offering, if counsel for the underwriter requests that the Selling Holders be represented by counsel, "Registration Expenses" shall include the reasonable fees and disbursements of one counsel to the Selling Holders (selected by the Selling Holders holding at least 50% of the Registrable Securities covered by such registration); provided,
                                                                       --------
further, that in the event the Company shall, in accordance with SECTION 2.1(H)
-------                                                          --------------
or SECTION 2.2(A), not register any securities with respect to which it had
   --------------
given written notice of its intention to so register to holders of Registrable Securities, notwithstanding anything to the contrary in the foregoing, all of the costs incurred by Requesting Holders in connection with such registration shall be deemed Registration Expenses.

     "Related Registrable Securities" means with respect to Warrant Shares, any
      ------------------------------
securities of the Company issued or issuable with respect to any Warrant Shares by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

     "Securities Act" means the Securities Act of 1933, as amended, or any
      --------------
similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar federal statute.

     "Selling Holder" is defined in SECTION 2.1.
      --------------                -----------

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, or
      -------------------
any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Trust Indenture Act shall include a reference to the comparable section, if any, of any such similar federal statute.

     4.  Rule 144 and Rule 144A.  The Company shall take all actions necessary
         ----------------------
or reasonably requested by any holder of Registrable Securities to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, and (c) any similar rules or regulations hereafter adopted by the Commission, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act (or, if the Company is not required to file such reports, making publicly available, at the request of any holder of Registrable Securities, other information necessary to enable such holder to sell such securities pursuant to such rule); provided
                                                                      --------
that this provision will not prohibit the Company from ceasing to be registered pursuant to Section 12 of the Exchange Act. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

     5.  Amendments and Waivers. This Agreement may be amended with the consent
         ----------------------
of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of at least 50% of the Registrable Securities affected by such amendment, action or omission to act. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this SECTION 5, whether or not such Registrable Securities shall have been
        ---------
marked to indicate such consent.

     6.  Nominees for Beneficial Owners. In the event that any Registrable
         ------------------------------
Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the holder and as the registered holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities. The Company acknowledges that the Warrants being acquired by each Holder pursuant to the Indenture are initially being registered in the name of a nominee for such Holder, and agrees that each Holder shall be treated as the holder and the registered holder of the Warrants so acquired by it for all purposes of this Agreement.

     7.  Notices.  All notices, demands and other communications provided for or
         -------
permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telex, telegram, telecopier, courier service or personal delivery:

          (a) if to the Holders, addressed to them in the manner set forth in the Indenture, or at such other address as they shall have furnished to the Company in writing;

          (b) if to any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company; or

          (c) if to the Company, addressed to it in the manner set forth in the Indenture, or at such other address as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is confirmed, if telecopied.

     8.  Assignment. This Agreement shall be binding upon and inure to the
         ----------
benefit of and be enforceable by the parties hereto and, with respect to the Company, its respective successors and assigns and, with respect to each Holder, its successors and assigns, including any holder of any Registrable Securities, subject to the provisions respecting the minimum numbers of percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein. The Holders named in the first paragraph of this Agreement (and not any other holder of Registrable Securities or any other Person other than a successor of either such Holder) shall be permitted, in connection with a transfer or disposition of Registrable Securities, to impose conditions or constraints on the ability of the transferee, as a holder of Registrable Securities, to request a registration pursuant to Section 2.1 and shall provide the Company with copies of such conditions or constraints and the identity of such transferees.

     9.  Calculation of Percentage Interests of Registrable Securities. For
         -------------------------------------------------------------
purposes of this Agreement, all references to a percentage of the Registrable Securities shall be calculated based upon the number of shares of the Registrable Securities with respect to which such calculation is required to be made, assuming the conversion of all Warrants included in such Registrable Securities into Warrant Shares at their given exercise price. If there is more than one type of Registrable Security, appropriate adjustments will be made to reflect the relative value of each type of Registrable Security.

     10.  No Inconsistent Agreements. The Company will not hereafter enter into
          --------------------------
any agreement with respect to its securities that is inconsistent or conflicts with this Agreement or the rights granted to the holders of Registrable Securities in this Agreement.

     11.  Remedies.  Each holder of Registrable Securities, in addition to being
          --------
entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.
The Company agrees that monetary damages would not be adequate compensation for any loss incurred by any holder of Registrable Securities by reason of a breach by the Company of the provisions of this Agreement and that each such holder would sustain irreparable harm, and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     12.  Severability. In the event that any one or more of the provisions
          ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any jurisdiction, in any respect and for any reason, the validity, legality and enforceability of any such provision in every other respect, and in any other jurisdiction, and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

     13.  Entire Agreement. This Agreement, together with the Indenture and the
          ----------------
Warrants is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein or therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, the Indenture and the Warrants supersede all prior agreements and understandings between the parties hereto with respect to such subject matter.

     14.  Descriptive Headings. The descriptive headings of the several sections
          --------------------
and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     15.  Governing Law. This Agreement shall be construed and enforced in
          -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of Texas applicable to agreements made and to be performed entirely within such State.

     16.  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.



                              COMPANY:


                              POLYPHASE CORPORATION


                              By:
                                 -------------------------------------------
                              Name:
                                   -----------------------------------------
                              Title:
                                    ----------------------------------------


                              HOLDERS:


                              MERRILL LYNCH WORLD INCOME FUND, INC.


                              By:
                                 -------------------------------------------
                              Name:
                                   -----------------------------------------
                              Title:
                                    ----------------------------------------


                              MERRILL LYNCH CONVERTIBLE FUND, INC.


                              By:
                                 -------------------------------------------
                              Name:
                                   -----------------------------------------
                              Title:
                                    ----------------------------------------